Exhibit 99.1

Dell Technologies Reports Fiscal Year 2017 Third Quarter Financial Results

ROUND ROCK, Texas – Dec. 8, 2016

News summary:

•	Third quarter revenue was $16.2 billion, non-GAAP revenue was $16.8 billion

•	Operating loss of $1.5 billion, non-GAAP operating income of $2 billion

•	$5.8 billion of debt paid down to date following the EMC merger close

•	Combined company hit the ground running, shipped first integrated product just 27 days after transaction close

Full story:

Dell Technologies (NYSE: DVMT) announced its fiscal 2017 third quarter results, which reflect the impact of the EMC merger and include 52 days of financial results from EMC and VMware. Consolidated revenue from continuing operations was $16.2 billion and non-GAAP revenue from continuing operations was $16.8 billion. The company generated an operating loss of $1.5 billion in the quarter, with a non-GAAP operating income of $2 billion.

“Overall we had a solid quarter with revenue of $16.2 billion, or $16.8 billion on a non-GAAP basis,” said Tom Sweet, chief financial officer, Dell Technologies Inc. “We remain intensely focused on enabling customers’ digital transformation initiatives. This customer-first focus is also driving our near-term priorities, which include successfully integrating our salesforce and channel partner programs and seizing top-line synergies through cross-selling opportunities.”

The company ended the quarter with a cash and investments balance of $15 billion. During the quarter, Dell Technologies paid down $500 million of debt and repurchased $165 million of Class V Common Stock under the repurchase program it announced Sept. 7. Since the completion of the EMC transaction, Dell Technologies has reduced total debt by $5.8 billion and repurchased $324 million of Class V Common Stock under its repurchase program.

Fiscal year 2017 third quarter results:

	Three Months Ended			Nine Months Ended
	October 28, 2016	October 30, 2015	Change	October 28, 2016	October 30, 2015	Change
	(in millions, except percentages; unaudited)
Net revenue	$16,247	$12,674	28%	$41,568	$38,232	9%
Operating loss	$(1,512)	$(78)	NM	$(1,584)	$(488)	(225%)
Net loss from continuing operations	$(1,637)	$(264)	(520%)	$(2,323)	$(1,000)	(132%)
Non-GAAP net revenue	$16,777	$12,781	31%	$42,241	$38,602	9%
Non-GAAP operating income	$1,975	$607	225%	$3,270	$1,570	108%
Non-GAAP net income from continuing operations	$970	$294	230%	$1,596	$671	138%
Adjusted EBITDA	$2,230	$711	214%	$3,757	$1,880	100%

The consolidated results of Dell Technologies include 52 days of EMC and VMware’s results, from Sept. 7, 2016, the close of the EMC merger, through Oct. 28, 2016, the end of Dell Technologies’ fiscal 2017 third quarter.

Information about Dell Technologies’ use of non-GAAP financial information is provided under “Non-GAAP Financial Measures” below. All comparisons in this press release are year over year unless otherwise noted.

Operating segments summary:

Client Solutions Group outgrew the industry1 in both Consumer and Commercial with business revenue for the quarter at $9.2 billion, up 3 percent versus the third quarter of last year. Operating income for the quarter was $634 million. Key takeaways from the quarter include:

•	Fastest growth among top three vendors, with 15th consecutive quarter of year-over-year PC unit growth and 160 basis points of unit share gained[1]

•	No. 1 in workstations unit share worldwide[2] (tied)

•	No. 1 share position worldwide for displays, gaining unit share year-over-year for the 14th consecutive quarter[3]

Infrastructure Solutions Group performance was mixed in the quarter, with revenue of approximately $6 billion and operating income of $897 million. Key takeaways include:

•	Strong growth of the all-flash portfolio and Enterprise Hybrid Cloud solutions

•	Strong performance of the hyper-converged infrastructure portfolio, including triple-digit year-over-year revenue growth for XC hyper-converged infrastructure products

•	Softness in standalone hybrid storage arrays and servers

VMware revenue during the 52-day operations period from the close of the EMC merger (Sept. 7) to the end of Dell Technologies’ fiscal third quarter 2017 (Oct. 28) was $1.3 billion, with an operating income of $548 million.

Also during the quarter, Dell Technologies held its first Dell EMC World combined customer and partner conference, which saw record attendance and the launch of 14 new products, including Dell EMC’s VxRail and VxRack hyper-converged infrastructure solutions using PowerEdge servers. The company also shipped its first integrated solution – the ScaleIO Ready Node – less than 30 days following the close of the EMC transaction.

Conference call information

As previously announced, the company will hold a conference call to discuss its third quarter performance Dec. 8, 2016, at 7 a.m. CST. The conference call will be broadcast live over the internet and can be accessed at investors.delltechnologies.com. For those unable to listen to the live broadcast, an archived version will be available at the same location.

A slide presentation containing additional financial and operating information may be downloaded from Dell Technologies’ website at investors.delltechnologies.com.

About Dell Technologies

Dell Technologies is a unique family of businesses that provides the essential infrastructure for organizations to build their digital future, transform IT and protect their most important asset, information. The company services customers of all sizes across 180 countries – ranging from 98 percent of the Fortune 500 to individual consumers – with the industry’s most comprehensive and innovative portfolio from the edge to the core to the cloud.

MEDIA CONTACTS:

Dave Farmer

(508) 293-7206

dave.farmer@dell.com

Lauren Lee

(512) 728-4374

lauren.lee@dell.com

INVESTOR RELATIONS CONTACTS:

Kristy Harris Bias

(512) 728-1658

kristy.harris.bias@dell.com

Karen Litzler-Hollier

(512) 728-0388

karen.litzler-hollie@dell.com

# # #

[1]	IDC Worldwide Quarterly PC Tracker, 20163Q, Oct. 11, 2016, and on a calendar-quarter basis.
[2]	IDC Worldwide Quarterly Workstation Tracker, 20163Q, Nov. 9, 2016, and on a calendar-quarter basis.
[3]	IDC Worldwide Quarterly PC Monitor Tracker - Final Historical, 2016Q3, Nov. 23, 2016, and on a calendar-quarter basis.

Copyright © 2016 Dell Inc. or its subsidiaries. All Rights Reserved. Dell, Dell Inc. and the Dell logo are trademarks of Dell Technologies in the United States and/or other jurisdictions. All other marks and names mentioned herein may be trademarks of their respective companies.

Non-GAAP Financial Measures

The press release presents information about the Company’s non-GAAP product net revenue, non-GAAP services net revenue, non-GAAP net revenue, non-GAAP product gross margin, non-GAAP services gross margin, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income from continuing operations, EBITDA and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A reconciliation of each of the foregoing historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures is provided in the attached tables for each of the fiscal periods indicated.

Special Note on Forward-Looking Statements:

Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: competitive pressures; Dell Technologies’ reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell Technologies’ ability to achieve favorable pricing from its vendors; weak global economic conditions and instability in financial markets; Dell Technologies’ execution of its growth, business and acquisition strategies; the success of Dell Technologies’ cost efficiency measures; Dell Technologies’ ability to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to deliver high-quality products and services; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; weak economic conditions and additional regulation; counterparty default risks; the loss by Dell Technologies of any services contracts with its customers, including government contracts, and its ability to perform such contracts at its estimated costs; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; infrastructure disruptions, cyber-attacks, or other data security breaches; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; increased costs and additional regulations and requirements as a result of Dell Technologies becoming a newly public company; Dell Technologies’ ability to develop and maintain effective internal control over financial reporting; compliance requirements of changing environmental and safety laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues; risks related to EMC’s business, including the impact of the financial performance of VMware, EMC’s strategic alliances, and the impact of market volatility on the assets of EMC’s noncontributory defined pension plan; the ability to realize the anticipated synergies from the merger with EMC; the ability to integrate EMC’s technology, solutions, products, and services with those of Dell in an effective manner; the outcome of lawsuits that have been filed against Dell Technologies or EMC relating to the merger; and Dell Technologies’ level of indebtedness and its ability to achieve its objective of reducing its indebtedness.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect the Dell Technologies’ business, financial condition, results of operations, and prospects, in its filings with the Securities and Exchange Commission, including the prospectus/proxy statement forming part of Dell Technologies’ Registration Statement on Form S-4 (Registration No. 333-208524) and Dell Technologies’ quarterly reports on Form 10-Q and current reports on Form 8-K. These filings are available for review through the Securities and Exchange Commission’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information or otherwise.

Special Note on the Divestitures:

On March 27, 2016, Dell entered into a definitive agreement with NTT Data International L.L.C. to sell substantially all of Dell Services for cash consideration of approximately $3.1 billion. On June 19, 2016, Dell entered into a definitive agreement with Francisco Partners and Elliot Management Corporation to sell substantially all of Dell Software Group for cash consideration of approximately $2.4 billion. On Sept. 12, 2016, EMC Corporation entered into a definitive agreement with OpenText to divest the Dell EMC Enterprise Content Division, or ECD, and its product portfolio (including the Documentum, InfoArchive, and LEAP families of products) for cash consideration of approximately $1.6 billion. Accordingly, the results of operations of Dell Services, Dell Software Group and ECD have been excluded from the results of continuing operations and from segment results. On October 31, 2016, Dell completed the sale of Dell Software Group. On November 2, 2016, Dell completed the sale of Dell Services.

DELL TECHNOLOGIES INC.

Condensed Consolidated Statements of Income (Loss) and Related Financial Highlights

(in millions, except per share amounts and percentages; unaudited)

	Three Months Ended		% Growth Rates Yr. to Yr.	Nine Months Ended		% Growth Rates Yr. to Yr.
	October 28, 2016	October 30, 2015		October 28, 2016	October 30, 2015
Net revenue:
Products	$12,366	$10,638	16%	$33,510	$32,100	4%
Services	3,881	2,036	91%	8,058	6,132	31%

Total net revenue	16,247	12,674	28%	41,568	38,232	9%

Cost of net revenue:
Products	10,562	9,328	13%	28,856	28,355	2%
Services	1,786	1,214	47%	4,284	3,744	14%

Total cost of net revenue	12,348	10,542	17%	33,140	32,099	3%

Gross margin	3,899	2,132	83%	8,428	6,133	37%
Operating expenses:
Selling, general, and administrative	4,556	1,943	134%	8,647	5,849	48%
Research and development	855	267	220%	1,365	772	77%

Total operating expenses	5,411	2,210	145%	10,012	6,621	51%

Operating loss	(1,512)	(78)		(1,584)	(488)
Interest and other, net	(794)	(203)		(1,362)	(600)

Loss from continuing operations before income taxes	(2,306)	(281)		(2,946)	(1,088)
Income tax benefit	(669)	(17)		(623)	(88)

Net loss from continuing operations	(1,637)	(264)		(2,323)	(1,000)
Income (loss) from discontinued operations, net of income taxes	(438)	84		875	51

Net loss	(2,075)	(180)		(1,448)	(949)
Less: Net loss attributable to non-controlling interests	(11)	—		(12)	—

Net loss attributable to Dell Technologies Inc.	$(2,064)	$(180)		$(1,436)	$(949)

Earnings (loss) per share attributable to Dell Technologies Inc. - basic:
Continuing operations - Class V Common Stock - basic	$0.79	$—		$0.79	$—
Continuing operations - DHI Group - basic	$(3.62)	$(0.65)		$(5.70)	$(2.47)
Discontinued operations - DHI Group - basic	$(0.88)	$0.21		$2.01	$0.13
Earnings (loss) per share attributable to Dell Technologies Inc. - diluted:
Continuing operations - Class V Common Stock - diluted	$0.78	$—		$0.78	$—
Continuing operations - DHI Group - diluted	$(3.63)	$(0.65)		$(5.70)	$(2.47)
Discontinued operations - DHI Group - diluted	$(0.88)	$0.21		$2.01	$0.13
Weighted-average shares outstanding:
Basic - Class V Common Stock	222	—		222	—
Diluted - Class V Common Stock	222	—		222	—
Basic - DHI Group	497	405		436	405
Diluted - DHI Group	497	405		436	405

Percentage of Total Net Revenue:
Gross margin	24.0%	16.8%		20.3%	16.0%
Selling, general, and administrative	28.0%	15.3%		20.8%	15.3%
Research, development, and engineering	5.3%	2.1%		3.3%	2.0%
Operating expenses	33.3%	17.4%		24.1%	17.3%
Operating loss	(9.3%)	(0.6%)		(3.8%)	(1.3%)
Loss from continuing operations before income taxes	(14.2%)	(2.2%)		(7.1%)	(2.8%)
Net loss from continuing operations	(10.1%)	(2.1%)		(5.6%)	(2.6%)
Income tax rate	29.0%	6.0%		21.1%	8.1%

DELL TECHNOLOGIES INC.

Condensed Consolidated Statements of Financial Position

(in millions; unaudited)

	October 28, 2016	January 29, 2016
Assets:
Current assets:
Cash and cash equivalents	$8,822	$6,322
Short-term investments	1,857	—
Accounts receivable, net	8,830	4,887
Short-term financing receivables, net	3,049	2,915
Inventories, net	3,504	1,619
Other current assets	4,441	3,497
Current assets held for sale	5,904	4,333

Total current assets	36,407	23,573
Property, plant, and equipment, net	5,805	1,649
Long-term investments	4,285	114
Long-term financing receivables, net	2,390	2,177
Goodwill	38,840	8,406
Intangible assets, net	36,571	8,577
Other non-current assets	1,334	626

Total assets	$125,632	$45,122

Liabilities, Redeemable Shares, and Stockholders’ Equity:
Current liabilities:
Short-term debt	$8,388	$2,981
Accounts payable	14,644	12,881
Accrued and other	7,445	4,217
Short-term deferred revenue	9,215	3,632
Current liabilities held for sale	1,677	1,599

Total current liabilities	41,369	25,310
Long-term debt	47,284	10,650
Long-term deferred revenue	7,907	4,089
Other non-current liabilities	9,066	3,501

Total liabilities	105,626	43,550

Redeemable shares	187	106
Total Dell Technologies Inc. stockholders’ equity	13,880	1,466
Non-controlling interests	5,939	—

Total stockholders’ equity	19,819	1,466

Total liabilities, redeemable shares, and stockholders’ equity	$125,632	$45,122

DELL TECHNOLOGIES INC.

Condensed Consolidated Statements of Cash Flows

(in millions; unaudited)

	Three Months Ended		Nine Months Ended
	October 28, 2016	October 30, 2015	October 28, 2016	October 30, 2015
Cash flows from operating activities:
Net loss	$(2,075)	$(180)	$(1,448)	$(949)
Adjustments to reconcile net loss to net cash provided by operating activities:	1,806	639	2,994	2,140

Change in cash from operating activities	(269)	459	1,546	1,191

Cash flows from investing activities:
Investments:
Purchases	(503)	—	(511)	(26)
Maturities and sales	543	—	561	1
Capital expenditures	(182)	(110)	(417)	(340)
Proceeds from sale of facilities, land, and other assets	5	3	24	88
Capitalized software development costs	(85)	—	(85)	—
Collections on purchased financing receivables	6	22	31	71
Acquisition of businesses, net of cash acquired	(37,614)	—	(37,614)	—
Divestitures of businesses, net of cash transferred	—	—	—	8
Other	(8)	—	(48)	—

Change in cash from investing activities	(37,838)	(85)	(38,059)	(198)

Cash flows from financing activities:
Payment of dissenting shares obligation	—	—	(446)	—
Proceeds from the issuance of DHI Group common stock	4,404	—	4,404	—
Proceeds from the issuance of common stock of subsidiaries	1	—	1	—
Repurchases of DHI Group common stock	(8)	—	(10)
Repurchases of Class V Group common stock	(132)	—	(132)	—
Repurchases of common stock of subsidiaries	(611)	—	(611)	—
Contributions from non-controlling interests, net	—	—	100	—
Issuance of common stock under employee plans	—	—	—	2
Payments for debt issuance costs	(834)	(3)	(849)	(10)
Proceeds from debt	43,838	1,815	45,986	4,893
Repayments of debt	(7,000)	(2,459)	(9,638)	(5,208)
Other	1	(1)	5	2

Change in cash from financing activities	39,659	(648)	38,810	(321)

Effect of exchange rate changes on cash and cash equivalents	(21)	(38)	31	(88)
Change in cash and cash equivalents	1,531	(312)	2,328	584
Cash and cash equivalents at beginning of the period	7,373	6,294	6,576	5,398

Cash and cash equivalents at end of the period	$8,904	$5,982	$8,904	$5,982
Less: Cash included in assets held for sale	82	328	82	328

Cash and cash equivalents from continuing operations	$8,822	$5,654	$8,822	$5,654

SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES

These tables present information about the Company’s non-GAAP product net revenue, non-GAAP services net revenue, non-GAAP net revenue, non-GAAP product gross margin, non-GAAP services gross margin, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income from continuing operations, EBITDA, and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A detailed discussion of Dell Technologies’ reasons for including the non-GAAP financial measures, the limitations associated with those measures, the items excluded from non-GAAP metrics, and our reason for excluding those items are presented in “Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - Non-GAAP Financial Measures” in Dell Technologies’ quarterly report on Form 10-Q for the quarterly period ended October 28, 2016. Dell Technologies encourages investors to review the non-GAAP discussion in conjunction with the presentation of non-GAAP financial measures.

DELL TECHNOLOGIES INC.

Reconciliation of Non-GAAP Financial Measures

(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended		% Growth Rates Yr. to Yr.	Nine Months Ended		% Growth Rates Yr. to Yr.
	October 28, 2016	October 30, 2015		October 28, 2016	October 30, 2015
Product net revenue	$12,366	$10,638	16%	$33,510	$32,100	4%
Non-GAAP adjustments:
Impact of purchase accounting	261	(6)		260	(20)

Non-GAAP product net revenue	$12,627	$10,632	19%	$33,770	$32,080	5%

Services net revenue	$3,881	$2,036	91%	$8,058	$6,132	31%
Non-GAAP adjustments:
Impact of purchase accounting	269	113		413	390

Non-GAAP services net revenue	$4,150	$2,149	93%	$8,471	$6,522	30%

Net revenue	$16,247	$12,674	28%	$41,568	$38,232	9%
Non-GAAP adjustments:
Impact of purchase accounting	530	107		673	370

Non-GAAP net revenue	$16,777	$12,781	31%	$42,241	$38,602	9%

Product gross margin	$1,804	$1,310	38%	$4,654	$3,745	24%
Non-GAAP adjustments:
Impact of purchase accounting	437	12		461	22
Amortization of intangibles	604	98		806	295
Transaction-related expenses	18	—		16	1
Other corporate expenses	10	3		14	6

Non-GAAP product gross margin	$2,873	$1,423	102%	$5,951	$4,069	46%

Services gross margin	$2,095	$822	155%	$3,774	$2,388	58%
Non-GAAP adjustments:
Impact of purchase accounting	292	112		436	386
Amortization of intangibles	—	—		—	—
Transaction-related expenses	12	2		9	5
Other corporate expenses	52	—		54	1

Non-GAAP services gross margin	$2,451	$936	162%	$4,273	$2,780	54%

Gross margin	$3,899	$2,132	83%	$8,428	$6,133	37%
Non-GAAP adjustments:
Impact of purchase accounting	729	124		897	408
Amortization of intangibles	604	98		806	295
Transaction-related expenses	30	2		25	6
Other corporate expenses	62	3		68	7

Non-GAAP gross margin	$5,324	$2,359	126%	$10,224	$6,849	49%

Operating expenses	$5,411	$2,210	145%	$10,012	$6,621	51%
Non-GAAP adjustments:
Impact of purchase accounting	(121)	(25)		(157)	(67)
Amortization of intangibles	(560)	(394)		(1,340)	(1,183)
Transaction-related expenses	(1,170)	(25)		(1,304)	(61)
Other corporate expenses	(211)	(14)		(257)	(31)

Non-GAAP operating expenses	$3,349	$1,752	91%	$6,954	$5,279	32%

DELL TECHNOLOGIES INC.

Reconciliation of Non-GAAP Financial Measures

(continued; in millions, except percentages; unaudited)

	Three Months Ended		% Growth Rates Yr. to Yr.	Nine Months Ended		% Growth Rates Yr. to Yr.
	October 28, 2016	October 30, 2015		October 28, 2016	October 30, 2015
Operating loss	$(1,512)	$(78)	NM	$(1,584)	$(488)	(225%)
Non-GAAP adjustments:
Impact of purchase accounting	850	149		1,054	475
Amortization of intangibles	1,164	492		2,146	1,478
Transaction-related expenses	1,200	27		1,329	67
Other corporate expenses	273	17		325	38

Non-GAAP operating income	$1,975	$607	225%	$3,270	$1,570	108%

Net loss from continuing operations	$(1,637)	$(264)	(520%)	$(2,323)	$(1,000)	(132%)
Non-GAAP adjustments:
Impact of purchase accounting	850	149		1,054	475
Amortization of intangibles	1,164	492		2,146	1,478
Transaction-related expenses	1,200	21		1,326	41
Other corporate expenses	273	23		325	58
Aggregate adjustment for income taxes	(880)	(127)		(932)	(381)

Non-GAAP net income from continuing operations	$970	$294	230%	$1,596	$671	138%

Net loss from continuing operations	$(1,637)	$(264)	(520%)	$(2,323)	$(1,000)	(132%)
Adjustments:
Interest and other, net	794	203		1,362	600
Income tax benefit	(669)	(17)		(623)	(88)
Depreciation and amortization	1,576	627		2,799	1,871

EBITDA	$64	$549	(88%)	$1,215	$1,383	(12%)

EBITDA	$64	$549	(88%)	$1,215	$1,383	(12%)
Adjustments:
Stock based compensation expense	144	17		177	46
Impact of purchase accounting	693	118		851	392
Transaction-related expenses	1,200	21		1,366	41
Other corporate expenses	129	6		148	18

Adjusted EBITDA	$2,230	$711	214%	$3,757	$1,880	100%

DELL TECHNOLOGIES INC.

Segment Information

(in millions, except percentages; unaudited)

	Three Months Ended		% Growth Rates Yr. to Yr.	Nine Months Ended		% Growth Rates Yr. to Yr.
	October 28, 2016	October 30, 2015		October 28, 2016	October 30, 2015

Client Solutions Group (CSG):
Net Revenue:
Commercial	$6,400	$6,437	(1%)	$19,343	$19,778	(2%)
Consumer	2,787	2,499	12%	7,635	7,262	5%

Total CSG net revenue	$9,187	$8,936	3%	$26,978	$27,040	0%

Operating Income:

CSG operating income	$634	$384	65%	$1,503	$926	62%

% of CSG net revenue	6.9%	4.3%		5.6%	3.4%
% of total segment operating income	30.5%	59.9%		43.7%	54.4%

Infrastructure Solutions Group (ISG):
Net Revenue:
Servers and networking	$2,910	$3,163	(8%)	$9,222	$9,527	(3%)
Storage	3,079	548	462%	4,159	1,655	151%

Total ISG net revenue	$5,989	$3,711	61%	$13,381	$11,182	20%

Operating Income:

ISG operating income	$897	$257	249%	$1,389	$776	79%

% of ISG net revenue	15.0%	6.9%		10.4%	6.9%
% of total segment operating income	43.1%	40.1%		40.4%	45.6%

VMware:

Total VMware net revenue	$1,289	$—	NA	$1,289	$—	NA

Operating Income:

VMware operating income	$548	$—	NA	$548	$—	NA

% of VMware net revenue	42.5%	NA		42.5%	NA
% of total segment operating income	26.4%	NA		15.9%	NA

Reconciliation to consolidated net revenue:
Reportable segment net revenue	$16,465	$12,647		$41,648	$38,222
Other businesses (a)	312	104		530	279
Unallocated transactions (b)	—	30		63	101
Impact of purchase accounting (c)	(530)	(107)		(673)	(370)

Total consolidated net revenue	$16,247	$12,674		$41,568	$38,232

Reconciliation to consolidated operating income (loss):
Reportable segment operating income	$2,079	$641		$3,440	$1,702
Other businesses (a)	(13)	(15)		(48)	(50)
Unallocated transactions (b)	(91)	(19)		(122)	(82)
Impact of purchase accounting (c)	(850)	(149)		(1,054)	(475)
Amortization of intangibles	(1,164)	(492)		(2,146)	(1,478)
Transaction-related expenses (d)	(1,200)	(27)		(1,329)	(67)
Other corporate expenses (e)	(273)	(17)		(325)	(38)

Total operating loss	$(1,512)	$(78)		$(1,584)	$(488)

(a)	Other businesses consist of RSA Information Security, SecureWorks, Pivotal, and Boomi offerings, and do not constitute reportable segments.
(b)	Unallocated transactions includes long-term incentives, certain short-term incentive compensation expenses, and other corporate items that are not allocated to Dell Technologies’ reportable segments.
(c)	Impact of purchase accounting includes non-cash purchase accounting adjustments related to the EMC merger transaction, as well as the going-private transaction.
(d)	Transaction-related expenses includes acquisition and integration related costs.
(e)	Other corporate expenses includes severance and facility action costs as well as stock-based compensation expense.